UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report	March 30, 2004

FARMERS NATIONAL BANC CORP.

(Exact name of registrant as specified in its charter)

Ohio	2-80339	34-1371693
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

20 South Broad Street
Canfield, OH 44406
(Address of principal executive offices)

(330)533-3341
(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release

Item 5. Other Events.

     A Form 10-K/A (Amended Form 10-K) was filed by Farmers National Banc Corp. on March 30, 2004. The Amended Form 10-K was filed solely to provide technical compliance with Section 404 of the Sarbanes-Oxley Act of 2002 regarding management certification. No amendments were made to the financial and non-financial disclosures contained in the Form 10-K previously filed by the Company.

Item 7. Financial Statements and Exhibits

(c) Exhibits:

Exhibit 99.1 March 30, 2004 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS NATIONAL BANC CORP.

Dated:	March 30, 2004	By:	/s/ Frank L. Paden

Frank L. Paden, President and Secretary

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